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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
CRIIMI MAE Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CRIIMI MAE Inc.
11200 Rockville Pike
Rockville, Maryland 20852
April 8, 2003

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of CRIIMI MAE Inc. (the "Company"), which will be held at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852, on Thursday, May 15, 2003. The Annual Meeting will begin promptly at 10:00 a.m. local time.

        The accompanying Notice and Proxy Statement, which you are urged to read carefully, provide important information regarding the business to be conducted at the Annual Meeting.

        Your Board of Directors recommends a vote FOR the nominees for director and the ratification of the appointment of the independent accountants.

        You are requested to complete, date and sign the enclosed proxy card and promptly return it in the enclosed envelope, whether or not you plan to attend the Annual Meeting. If you do attend the meeting, you may vote in person even if you have submitted a proxy card. REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED. If you hold your shares in "street name" (that is, through a bank, broker or other nominee), please review the instructions on the proxy forwarded by your bank, broker or other nominee regarding the option, if any, to vote on the Internet or by telephone. If you plan to attend the meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation from the record owner that you are acting as a proxy.

        On behalf of the Board of Directors, I thank you for your support and continued interest in the Company.

      Sincerely,

      /s/ BARRY S. BLATTMAN

      Barry S. Blattman
       Chairman of the Board, CEO and President

CRIIMI MAE INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 15, 2003

TO OUR STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of CRIIMI MAE Inc. (the "Company") will be held at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852, on Thursday, May 15, 2003, at 10:00 a.m., local time, for the following purposes:

  1.
  To elect three Class III directors to serve until the 2006 annual meeting of stockholders and until their respective successors are elected and qualified.

  2.
  To ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2003.

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Only stockholders of record of the Company at the close of business on March 31, 2003 are entitled to notice of and to vote at the Annual Meeting.

        All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to complete, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person, even though he or she has returned a Proxy.

      By Order of the Board of Directors

      /s/ SUSAN B. RAILEY

      Susan B. Railey
       Secretary

Rockville, Maryland
April 8, 2003

        IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

CRIIMI MAE Inc.
11200 Rockville Pike
Rockville, Maryland 20852
(301) 816-2300

 PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 15, 2003

INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors (the "Board of Directors" or "Board") of CRIIMI MAE Inc., a Maryland corporation (the "Company"), for use at the 2003 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852, at 10:00 a.m., local time, on Thursday, May 15, 2003, and at any adjournment or postponement thereof.

        It is anticipated that this Proxy Statement, the accompanying Proxy and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 will be mailed to stockholders on or about April 8, 2003.

        At the Annual Meeting, the holders of the Company's common stock (the "Common Stock") will vote upon: (a) the election of three Class III directors to serve until the Company's 2006 annual meeting of stockholders and until their respective successors are elected and qualified; (b) the ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2003; and (c) such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        A Proxy for use at the Annual Meeting is enclosed. Any stockholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by delivering to the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Annual Meeting will be voted by the Proxy holders in accordance with the instructions on the Proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted: (a) FOR the election of the three nominees for Class III director; (b) FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2003; and (c) if any other business is properly presented at the Annual Meeting, in accordance with the judgment of the Proxy holders.

        The expenses of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies will be borne by the Company. It is contemplated that the Proxies will be solicited through the mails, but officers, directors and regular employees of the Company may solicit Proxies personally. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the Proxy materials to stockholders whose stock in the Company is held of record by such entities.

        All share and per share information in this Proxy Statement has been retroactively adjusted to reflect a one-for-ten reverse stock split effected on October 17, 2001.

VOTING SECURITIES

        Common stockholders of record at the close of business on March 31, 2003 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 15,162,685 shares of Common Stock were held of record by 3,050 stockholders.

        A majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. Each holder of Common Stock is entitled to cast one vote for each share of Common Stock held on the Record Date for each matter properly submitted at the Annual Meeting. Holders of Common Stock do not have cumulative voting rights.

        A plurality of the votes duly cast by holders of Common Stock is required for the election of the Class III directors. That is, the nominees receiving the greatest number of votes will be elected.

        Ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2003 requires the affirmative vote of a majority of the votes duly cast by holders of Common Stock.

        Abstentions and broker non-votes will be counted as present for the purpose of determining if a quorum is present. Broker non-votes occur when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

        In connection with the election of the Class III directors, the ratification of the appointment of the Company's independent accountants and the adoption of all other proposals that may properly come before the Annual Meeting, abstentions and broker non-votes will not be deemed "votes cast" and accordingly will not have the effect of votes in opposition.

ITEM 1.—ELECTION OF THREE CLASS III DIRECTORS

        The Company currently has eight directors. The Board of Directors is divided into three classes with staggered terms: Class I, consisting of three directors, with a term expiring at the 2004 annual meeting of stockholders, Class II, consisting of three directors, with a term expiring at the 2005 annual meeting of stockholders, and Class III, consisting of two directors with a term expiring at the Annual Meeting. Members of the Board of Directors are elected for three-year terms.

        The Board of Directors has set the number of directors at nine, increasing the number of Class III directors from two to three. There will be three Class III directors elected at the Annual Meeting for terms expiring at the Company's 2006 annual meeting of stockholders and until their successors have been duly elected and qualified. Mr. Merrick is a Class III director and a nominee for reelection at the Annual Meeting, and Messrs. Blidner and Haut have been nominated for election as Class III directors at the Annual Meeting. Mr. Cooper, a Class III director, is not a nominee for reelection and, as such, his term will expire at the Annual Meeting. Messrs. Willoughby and Wood resigned as directors effective January 23, 2003. The vacancies created by these resignations, as well as the vacancy created by the resignation of Mr. Alan Jacobs effective June 5, 2002, were filled by the appointment of Messrs. Blattman, Gillon and Jarrell on January 23, 2003. Mr. Blattman was appointed as Chairman of the Board, Mr. Dockser having resigned that position but continuing as a director. The nominations of Messrs. Blidner and Haut were mutually agreed to between Brascan Real Estate Investments LLC and the Company in accordance with the Investment Agreement entered into, and the recent resignations from and appointments to the Board of Directors were in connection with transactions constituting part of the Company's January 2003 recapitalization, which are discussed in this Proxy Statement under "Certain Relationships and Related Transactions."

        Unless otherwise instructed, the Proxy holders will vote the Proxies received for the nominees named below. If the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting or any adjournment or postponement thereof, the Proxies will be voted for such other nominees as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that the nominees will be unwilling or unable to serve if elected as a director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

        The election of the Class III nominees requires a plurality of the votes duly cast by holders of Common Stock.

        The Board of Directors proposes the election of the following Class III nominees:

    Robert J. Merrick
    Jeffrey M. Blidner
    Arthur N. Haut

If elected, the nominees are expected to serve until the Company's 2006 annual meeting of stockholders.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

NOMINEES FOR DIRECTOR (CLASS III)

NAME	AGE	POSITION	YEAR TERM EXPIRES
Robert J. Merrick	58	Director (Nominee for Reelection)	2006
Jeffrey M. Blidner	55	Nominee	2006
Arthur N. Haut	68	Nominee	2006

CONTINUING DIRECTORS (CLASS I)

NAME	AGE	POSITION	YEAR TERM EXPIRES
William B. Dockser	66	Director	2004
Donald J. MacKinnon	38	Director	2004
Robert E. Woods	55	Director	2004

CONTINUING DIRECTORS (CLASS II)

NAME	AGE	POSITION	YEAR TERM EXPIRES
Barry S. Blattman	40	Chairman of the Board, Chief Executive Officer and President	2005
Joshua B. Gillon	40	Director	2005
Mark R. Jarrell	42	Director	2005

NOMINEES FOR DIRECTOR (CLASS III)

        Mr. Robert J. Merrick has served as a director of the Company since 1997 and has been nominated for reelection as a director. Since February 1998, Mr. Merrick has served as the Chief Credit Officer and Director of MCG Capital Corporation. From 1985 to 1997, he served as Executive Vice President and Chief Credit Officer of Signet Banking Company ("Signet"). While at Signet, Mr. Merrick also served as Chairman of the Credit Policy Committee and was a member of the Asset and Liability Committee, and the Management Committee.

        Mr. Jeffrey M. Blidner has been nominated for election as a director. Since February 2002, Mr. Blidner has served as a managing partner of Brascan Corporation where he is responsible for asset management and corporate planning. He has also served as the Vice Chairman of Brascan Financial Corporation since October 2002 where he is responsible for merchant banking and asset management activities. From 1980 to February 2002, he was a senior partner at Goodman and Carr LLP, a Toronto law firm. Mr. Blidner serves on the Board of Directors of Brascan Financial Corporation, Teknion Corporation and Tri Continental Capital Ltd. Mr. Blidner is a member of the Safety, Health and Environmental Committee for Teknion Corporation.

        Mr. Arthur N. Haut has been nominated for election as a director. Since 1999, Mr. Haut has served as director of Business Valuation Services in Centerprise Advisors Litigation and Valuation Support Group ("Centerprise") where he is responsible for the valuation of minority and controlling interests for purposes of estate and financial planning, purchase or sale of a business and employee stock ownership plans. He also provides assistance in structuring, planning and implementing business combinations. From 1978 until he joined Centerprise, Mr. Haut operated his own business valuation firm. Prior to 1978, Mr. Haut was a partner in the international accounting firm, Coopers and Lybrand. Since 1975, Mr. Haut has taught various courses in accounting, federal income taxes and corporate financial reporting and valuation at the Yale School of Management, Yale Law School and Yale College.

CONTINUING DIRECTORS (CLASS I)

        Mr. William B. Dockser has served as a director since January 23, 2003. Mr. Dockser was Chairman of the Board from 1989 to January 23, 2003. Mr. Dockser has served as Chairman of the Board of C.R.I., Inc. ("CRI"), the former advisor to the Company, since its inception in 1974.

        Mr. Donald J. MacKinnon has served as a director since April 17, 2001. Since September 2000, Mr. MacKinnon has served as chief executive officer of REALM, a leading provider of software technology solutions for the commercial real estate industry. Mr. MacKinnon has served as president of REALM since May 2000. From 1992 to 2000, Mr. MacKinnon was co-head and co-founder of the Commercial Mortgage Group and manager of the European Asset Securitization Group for Donaldson, Lufkin & Jenrette ("DLJ"). Mr. MacKinnon is on the Board of Directors of the National Multi Housing Council where he formerly held the position of chairman of the finance committee.

        Mr. Robert E. Woods has served as a director since 1998. He is currently the Managing Director and head of loan syndications for the Americas at Societe Generale in New York where he has served in that position since 1997. From 1991 to 1997, Mr. Woods was Managing Director and Head of the Real Estate Capital Markets and Mortgage-Backed Securities division at Citicorp.

CONTINUING DIRECTORS (CLASS II)

        Mr. Barry S. Blattman has been Chairman of the Board, CEO and President since January 23, 2003. Mr. Blattman has been the Managing Partner of Brascan Real Estate Financial Partners LLC since 2002. From 1996 through December 2001, Mr. Blattman was a Managing Director of Real Estate Investment Banking at Merrill Lynch, where he oversaw the real-estate debt group which was responsible for United States and Canadian conduit loan programs, large-loan originations, syndicated lending, mezzanine lending, third-party portfolio financing and securitizations, unsecured bond and preferred equity issuances, and rating agency advisory services. Mr. Blattman received a Master of Business Administration degree from New York University and Bachelor of Arts degree from the University of Michigan..

        Mr. Joshua B. Gillon has served as a director since January 23, 2003. Mr. Gillon has served as the Executive Vice President and General Counsel of Traffix, Inc. (Nasdaq:TRFX) since April 2000 where he is responsible for all legal and regulatory affairs, strategic business transactions, public relations, and investor relations. In 1999,, Mr. Gillon served as the Project Director of a 20-company industry consolidation in New Jersey. Mr. Gillon practiced corporate law from 1988 to 1999 at the law firms of Schneck, Weltman and Hashmall LLP, Kronish Lieb Weiner and Hellman LLP, and Seward and Kissel LLP.

        Mr. Mark R Jarrell has served as a director since January 23, 2003. Since April 2002, Mr. Jarrell has served as Senior Vice President and head of the Debt Group at The Community Development Trust, Inc., a private hybrid REIT, ("CDT"). As head of the Debt Group at CDT, he is responsible for all debt origination, underwriting and capital markets activities and is a member of CDT's Management Committee. From 1997 to 2002, Mr. Jarrell was a Senior Vice President at Greenwich Capital Markets, Inc., where he headed that firm's conduit loan production and securitization program.

INFORMATION WITH RESPECT TO OTHER EXECUTIVE OFFICERS

NAME	AGE	POSITION
David B. Iannarone	42	Executive Vice President and Chief Operating Officer
Cynthia O. Azzara	43	Senior Vice President, Chief Financial Officer and Treasurer
Craig M. Lieberman	41	Senior Vice President and Chief Portfolio Risk Officer
Brian L. Hanson	41	Senior Vice President/Servicing

        Mr. David B. Iannarone has been Chief Operating Officer since January 2003 and Executive Vice President since December 2000. From March 1998 to December 2000, he was Senior Vice President and General Counsel. From 1996 to March 1998, he was Vice President and General Counsel. In addition to his responsibilities as Chief Operating Officer, Mr. Iannarone is responsible for special transactions, structured finance, legal affairs and investor relations. Mr. Iannarone received a Master of Law degree from the Georgetown University Law Center, a Juris Doctor degree from the University of Villanova School of Law, and a Bachelor of Arts degree from Trinity College.

        Ms. Cynthia O. Azzara has been Chief Financial Officer since 1994, a Senior Vice President since 1995 and Treasurer since 1997. Ms. Azzara is responsible for accounting, financial and treasury matters of CRIIMI MAE. Ms. Azzara is a certified public accountant and holds a Bachelor of Business Administration degree in Accounting from James Madison University, magna cum laude.

        Mr. Craig M. Lieberman has been Senior Vice President and Chief Portfolio Risk Officer since February 5, 2003. Mr. Lieberman is responsible for maximizing the value of the Company's existing commercial mortgage-backed securities through analysis of the special servicing operations and resolution of problem loans. From August 2001 to January 2003, Mr. Lieberman was a managing partner for Quantico Partners where he was responsible for developing a below investment grade commercial mortgage-backed security opportunity fund. From 1998 to April 2001, Mr. Lieberman served as the Director of Commercial Mortgage-Backed Securitization for First Union Securities. During his tenure at First Union Securities, he was responsible for securitizing in excess of $10 billion of commercial mortgage loans and for the private placement of non-investment grade commercial mortgage-backed securities issued by First Union Securities. From 1996 to 1998, Mr. Lieberman was a partner and counsel at the law firm of Kilpatrick & Stockton, LLP where he was responsible for the creation of the capital markets/commercial mortgage-backed securities practice group. Mr. Lieberman received his Juris Doctor degree from Northwestern University School of Law, and a Bachelor of Business Administration degree from the University of Michigan.

        Mr. Brian L. Hanson has been a Senior Vice President since March 1998. From March 1996 to March 1998, he served as Group Vice President. Mr. Hanson is responsible for all loan administration functions, including loan management and special servicing. Mr. Hanson received a Bachelor of Arts degree in Mathematics from Washington and Lee University, cum laude.

        Mr. H. William Willoughby, who had served as President and Secretary since 1990, resigned such positions effective January 23, 2003.

ADDITIONAL INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

        There are no family relationships among any of the directors or executive officers of the Company. Each of Messrs. Dockser, Iannarone and Hanson and Ms. Azzara was an executive officer of the Company at the time the Company filed its petition under federal bankruptcy laws in October 1998.

CORPORATE GOVERNANCE AND RELATED MATTERS

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors and Meetings of Directors

        Pursuant to the Company's Charter and Bylaws, a majority of the members of the Board are "Unaffiliated Directors". This means that they do not perform any services for the Company other than as a director and are not directors, officers or employees of CRI. Although not presently required, a majority of the members of the Board are also "Independent" for purposes of the New York Stock Exchange proposed listing standards.

        During 2002, the Board of Directors met nine times and acted by unanimous written consent on fourteen occasions. No incumbent director who served as a director in 2002 attended less than 75% of all the meetings of the Board and the committees on which he served during 2002.

        The Board has adopted a set of governance guidelines that address the composition and functioning of the Board. A copy of these guidelines is attached to this Proxy Statement as Annex A.

Compensation of Directors

        Directors who are also employees of the Company receive no additional compensation for their services as directors. Effective January 1, 2002, each unaffiliated director (a director who performs no services for the Company other than as a director) receives (a) an annual fee of $15,000, (b) a fee of $1,000 (for telephonic meetings) or $1,500 (for in-person meetings) per day for each meeting in which such director participates, including committee meetings held on days when the Board is not meeting, and (c) an annual grant of options to purchase 4,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of grant and exercisable in three annual installments of 2,000, 1,000 and 1,000 shares, respectively, commencing on the date of grant. In addition, the Company reimburses all directors for travel and other expenses incurred in connection with their duties as directors of the Company.

Committees of the Board of Directors

        The Board of Directors has an Audit Committee, Compensation and Stock Option Committee, a Nominating and Governance Committee and an Executive Committee. During 2002, the Board also had a Special Committee and an Executive Search Committee which were terminated on January 23, 2003. Pursuant to the Company's Bylaws, a majority of the members of each current Committee, other than the Executive Committee, are Unaffiliated Directors. Also, although not presently required, all members of each current Committee, other than the Executive Committee, are "Independent" for purposes of the New York Stock Exchange proposed listing standards.

        Audit Committee.    The Audit Committee is currently comprised of Messrs. Merrick, Woods and Cooper. The audit functions of the Audit Committee focus on (a) the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements, (b) the independence and performance of the Company's independent accountants, and (c) the Company's compliance with legal and regulatory requirements. The Audit Committee meets with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee discusses these matters with the Company's independent accountants and with appropriate Company financial personnel. The Audit Committee meets privately with the independent accountants who have unrestricted access to the Committee. The Audit Committee also appoints the independent accountants and reviews their performance, fees and independence from management. The Committee also has the authority to terminate the independent accountants. On March 26, 2003, the Board approved and the Audit Committee adopted an Amended and Restated Charter of Audit Committee, which is attached to this Proxy Statement as Annex "B" and can be found on the Company's website located at ww.criimimaeinc.com. This charter sets out the audit functions the Committee is to perform. The Audit Committee met seven times in 2002. The formal report of the Audit Committee with respect to 2002 begins on page 9 of this Proxy Statement.

        Compensation and Stock Option Committee.    The Compensation and Stock Option Committee is currently comprised of Messrs. Gillon, Jarrell and MacKinnon. The Compensation and Stock Option Committee provides oversight and guidance in the development of compensation and benefit policies and plans, including equity based plans. The Compensation and Stock Option Committee administers these equity based plans. The Compensation and Stock Option Committee also establishes the compensation of executive officers and other members of senior management (except to the extent the Board has delegated such authority to the Chief Executive Officer as to officers other than the Chief Executive Officer) and reviews the compensation of directors. On March 26, 2003, the Board approved and the Compensation and Stock Option Committee adopted an Amended and Restated Charter of the Compensation and Stock Option Committee, which can be found on the Company's website located at www.criimimaeinc.com. The Compensation and Stock Option Committee met two times in 2002. The formal report of the Compensation and Stock Option Committee with respect to 2002 executive compensation begins on page 10 of this Proxy Statement.

        Nominating and Governance Committee.    The Nominating and Governance Committee is currently comprised of Messrs. Gillon, Jarrell and Woods. The Nominating and Governance Committee was formed on March 4, 2003. The functions of the Nominating and Governance Committee include (a) making recommendations to the Board from time to time as to matters of corporate governance and (b) recommending to the full Board nominees for election as directors of the Company. The Committee will assist the Board in determining qualifications and areas of expertise needed to achieve appropriate composition of the Board and in attracting candidates that meet these criteria. The Committee will also review the Company's management succession plan. On March 4, 2003, the Board approved and the Nominating and Governance Committee adopted the Charter for the Nominating and Governance Committee, which can be found on the Company's website located at www.criimimaeinc.com. Principally due to contractual agreements regarding Board composition entered into in connection with the January 2003 recapitalization, the Committee did not propose to the full Board a slate of Class III Nominees for the Annual Meeting. The Committee will assume this responsibility with the next annual meeting of stockholders. The Nominating and Governance Committee will consider qualified nominees recommended by stockholders. In order to nominate a director candidate to be considered by the Nominating and Governance Committee, a stockholder must submit the nomination before a specified deadline and comply with the additional requirements referenced in this Proxy Statement under "2004 Stockholder Proposals and Nominations".

        Executive Committee.    The Executive committee is currently comprised of Messrs. Dockser and Woods. The Executive Committee was formed in May 2001 to implement transactions approved by the Board. The Executive Committee did not meet in 2002.

        Special Committee.    The Special Committee was formed in September 2002 to evaluate the terms and conditions of any proposal to sell all or substantially all of the assets of the Company, refinance the Company's debt incurred on emergence from Chapter 11, recapitalize the Company or similar transaction and to make recommendations to the Board with respect to any such potential transactions. All members of the Special Committee were Unaffiliated Directors. The Special Committee met eight times in 2002 and was terminated on January 23, 2003 upon completion of the January 2003 recapitalization.

        Executive Search Committee.    The Executive Search Committee was formed in May 2002 to assist the Board in hiring a Chief Operating Officer to potentially become the Chief Executive Officer. Messrs. Dockser, Woods and Merrick served on the Executive Search Committee. The Executive Search Committee met once in 2002 and was terminated on January 23, 2003 upon the appointment of

Barry S. Blattman and David B. Iannarone as Chief Executive Officer and Chief Operating Officer, respectively.

AUDIT COMMITTEE REPORT

        On March 26, 2003, the Board approved an Amended and Restated Charter for the Audit Committee. This Amended and Restated Audit Committee Charter complies with recent SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002 and New York Stock Exchange proposed corporate governance rules. In accordance with its written charter, the Audit Committee assists the Board in oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. A copy of the Amended and Restated Audit Committee charter is attached to this Proxy Statement as Annex "B" and can be found on the Company's website located at www.criimimaeinc.com.

        The Audit Committee consists of three directors who are "Independent" for purposes of the New York Stock Exchange listing standards.

        In performing its oversight function, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2002 with management and the Company's independent accountants. The Audit Committee also discussed with the Company's independent accountants all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees" as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants, and, with and without management present, discussed and reviewed the results of the independent accountants' examination of the financial statements.

        The Audit Committee obtained from the independent accountants a formal written statement describing all relationships between the independent accountants and the Company that might bear on the independent accountants' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the independent accountants any relationships that may have an impact on their objectivity and independence and satisfied itself that the non-audit services provided by the independent accountants are compatible with maintaining its independence.

        Based on the above-mentioned review and discussions with management and the independent accountants, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the SEC.

        The Audit Committee:

  Robert J. Merrick, Chairman
  Robert E. Woods
  John R. Cooper

EDGE PARTNERS SETTLEMENT

        In connection with a June 16, 1998 court approved settlement agreement relating to a complaint filed by Edge Partners, L.P. in February 1996, the Company adheres to a non-binding policy adopted by the Board relating to the approval of certain interested transactions.

        Among other things, this non-binding policy imposes certain conditions on the Board's approval of transactions between the Company and any director, officer or employee who owns more than 1% of the outstanding common shares of the Company. Such conditions generally include: (a) approval by written resolution of any such transaction involving an amount in excess of $5 million in any year adopted by a majority of the members of the Board having no personal stake in the transaction; and (b) in the case of any such transaction in excess of $15 million in any year, consideration by the Board as to the formation of a special committee of the Board, to be comprised of at least two directors having no personal stake in such transaction.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During 2002, the Compensation and Stock Option Committee of the Board was comprised of Robert E. Woods, Alan M. Jacobs (for a portion of 2002 only), Donald J. MacKinnon and Donald C. Wood. On June 5, 2002, Alan M. Jacobs resigned from the Board and all Committees on which he served.

        During 2002, no executive officer of the Company served on the board of directors or compensation committee of any other entity that had one or more executive officers serving as a member of the Board or Compensation and Stock Option Committee of the Company.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

        On March 26, 2003, the Board approved an Amended and Restated Charter for the Compensation and Stock Option Committee. This Amended and Restated Compensation and Stock Option Committee Charter complies with New York Stock Exchange proposed corporate governance rules. The Amended and Restated Compensation and Stock Option Committee Charter can be found on the Company's website located at www.criimimaeinc.com.

        The objectives of the Company's executive compensation program are to attract, retain and reward experienced, highly motivated executive officers needed to achieve the Company's business objectives, to link executive compensation to improvements in Company performance and increases in stockholder value, and to align the financial interests of executive officers with those of stockholders by providing equity-based, long term incentives.

        The three primary components of the Company's executive officer compensation are base salary, annual bonus and long-term equity-based incentive awards. For 2002, the determination of these compensation components was also affected by written employment agreements.

        For 2002, employment agreements provided to the Company's executive officers, namely, Messrs. Dockser, Willoughby, Iannarone, Hanson and Ms. Azzara (collectively, the "Named Executive Officers"), were the principal factors governing the salaries, bonuses and option grants provided to the Named Executive Officers.

        Base Salaries.    For 2002, the employment agreements governed the base salary for each executive officer. Messrs. Dockser and Willoughby, Chairman and President, respectively, received base salaries of $357,500 and $357,500, respectively, in 2002. See "Executive Compensation-Summary Compensation Table" and "Executive Compensation—Employment Agreements."

        Bonuses.    For 2002, no bonuses were paid to Messrs. Dockser and Willoughby. Messrs. Iannarone and Hanson and Ms. Azzara received bonuses in 2002 as provided for in each of their employment agreements. See "Executive Compensation Summary Compensation Table" and "Executive Compensation—Employment Agreements."

        Stock Options and Awards.    The Compensation and Stock Option Committee granted options to purchase 45,000 shares of Common Stock in June 2002, to each of Messrs. Dockser and Willoughby. Based on the recommendation of Messrs. Dockser and Willoughby, the Compensation and Stock Option Committee granted restricted stock awards and options to each of Messrs. Iannarone and Hanson and Ms. Azzara in January 2002 and in June 2002 based on internal factors such as contributions made during 2002. See "Executive Compensation—Option Grants in Last Fiscal Year."

        Chairman and President Compensation.    The 2002 executive officer compensation for Messrs. Dockser and Willoughby, the then Chairman of the Board and President, respectively, as set forth above, was governed by such individuals' respective employment agreements. Messrs. Dockser and Willoughby are significant stockholders in the Company, and to the extent their performance translated into an increase in the value of the Company's stock, all stockholders, including Messrs. Dockser and Willoughby, shared the benefits.

        In connection with the 1995 merger of certain mortgage businesses affiliated with CRI into the Company (the "Merger"), the Company entered into a deferred compensation arrangement with Messrs. Dockser and Willoughby in an original aggregate amount of $5,002,183 pursuant to which the Company agreed to pay Messrs. Dockser and Willoughby for services performed in connection with the structuring of the Merger. The Company's obligation to pay the deferred compensation is limited, with certain exceptions, to the creation of an irrevocable grantor trust for the benefit of Messrs. Dockser and Willoughby and the transfer to such trust of the right to receive such deferred compensation (the "Note Receivable") in the original aggregate principal amount of $5,002,183. Such irrevocable grantor trust was created on June 30, 1995. The deferred compensation is fully vested and payable only to the extent that payments are made by CRI on the Note Receivable. Payments of principal and interest on the Note Receivable/deferred compensation are payable quarterly and terminate in June 2005. The Note Receivable/deferred compensation bears interest at the prime rate (4.25% as of December 31, 2002) plus 2% per annum. As of December 31, 2002, aggregate payments of $616,091 (including $115,871 in accrued interest) had been made on the Note Receivable/deferred compensation in 2002. These aggregate payments were split approximately equally among Messrs. Dockser and Willoughby. The unpaid aggregate principal balance on the Note Receivable/deferred compensation was approximately $1,375,588 at December 31, 2002.

        Compensation.    The Company expects to emphasize long-term, equity-based incentive awards to achieve the objectives of its executive compensation program. The Company feels it is extremely important to align the interests of executive officers with stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business.

        Section 162(m) Policy.    The SEC requires that this report comment upon the Company's policy with respect to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Tax Code"), which limits the deductibility on the Company's tax return of nonperformance-based compensation in excess of $1 million paid to any of the Named Executive Officers. Compensation income in 2002 to such individuals was not subject to Section 162(m) limitations. The Compensation and Stock Option Committee will continue to review each material element of compensation, including stock option grants and stock awards, for Named Executive Officers on a continuing basis and take steps to assure deductibility under Section 162(m) if that can be accomplished without sacrificing flexibility and other important elements of the overall compensation program. As a result of severance compensation paid to Messrs. Dockser and Willoughby in January 2003 in connection with the closing of the January 2003 recapitalization and payments under the Note Receivable in 2003, compensation income in 2003 to such individuals is expected to be subject to Section 162(m) limitations.

        Compensation and Stock Option Committee(1):

    Donald J. MacKinnon
    Joshua B. Gillon
    Mark R. Jarrell

(1)
Messrs. Gillon and Jarrell were appointed to the Compensation and Stock Option Committee on January 23, 2003 in accordance with the Investment Agreement entered into in connection with the transactions constituting part of the Company's January 2003 recapitalization which are discussed in this Proxy Statement under "Certain Relationships and Related Transactions", and therefore, were not involved in the compensation determinations made by the Compensation and Stock Option Committee in 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock and Preferred Stock as of March 14, 2003 by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock or Series B Preferred Stock, (ii) each director and nominee for director of the Company, (iii) each Named Executive Officer, and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

	Amount and Nature of Shares Beneficially Owned
Name	Shares of Common Stock		Percent of Common Stock Outstanding	Shares of Series F Preferred Stock	Percent of Series F Preferred Stock Outstanding	Shares of Series G Preferred Stock		Percent of Series G Preferred Stock Outstanding
Barry S. Blattman	1,549,452	(1)	10.2%
Jeffrey M. Blidner	1,549,452	(2)	10.2%
John R. Cooper	6,000	(3)	*
William B. Dockser	603,903	(4)	3.7%			22,948	(18)	1.8%
Joshua B. Gillon	2,000	(5)	*
Arthur N. Haut
Mark R. Jarrell	2,000	(6)	*
Donald J. MacKinnon	5,000	(7)	*
Robert J. Merrick	7,375	(8)	*	90	*	210		*
Robert E. Woods	6,431	(9)	*	15	*	60		*
David B. Iannarone	88,241	(10)	*
Cynthia O. Azzara	95,300	(11)	*
Brian L Hanson	62,962	(12)	*
H. William Willoughby	563,170	(13)	3.5%
Benson Associates, LLC 111 S.W. Fifth Avenue, Suite 2130 Portland, OR 97204	959,220	(14)	6.9%
Brascan Real Estate Finance Fund I L.P. One Liberty Plaza New York, NY 10006	1,549,452	(15)	10.2%
Private Management Group, Inc. 20 Corporate Park, Suite 400 Irvine, CA 92606	1,072,335	(16)	7.7%
All Directors and Executive Officers as a Group (13 persons)	2,992,453	(1)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(17)	18.5%		*			1.9%

*
Less than 1%.

(1)
Mr. Blattman owns no shares of record. Includes 1,212,617 shares held of record by Brascan Real Estate Finance Fund I L.P. ("BREF Fund") and 336,835 shares purchasable under a warrant held by BREF Fund. As the managing member of Brascan Real Estate Financial Partners LLC ("BREF Partners"), the managing member of BREF GP LLC, the general partner of the BREF Fund, Mr. Blattman may be deemed to have sole voting and dispositive power with respect to the shares and thus may be deemed the beneficial owner of the shares. Mr. Blattman disclaims beneficial ownership of these shares except with respect to the portion of these shares that is proportionate to Mr. Blattman's limited partnership interest in the BREF Fund. As of March 14, 2003, Mr. Blattman held a .496% limited partnership interest in the BREF Fund.

(2)
Mr. Blidner owns no shares of record. Includes 1,212,617 shares held of record by BREF Fund and 336,835 shares purchasable under a warrant held by BREF Fund. As a managing partner of Brascan Corporation and the Vice Chairman of Brascan Financial Corporation, a wholly owned subsidiary of Brascan Corporation, indirect owners of a 99.13% limited partnership interest in the BREF Fund, Mr. Blidner may be deemed to be the beneficial owner of the shares. Mr. Blidner disclaims beneficial ownership of these shares.

(3)
Includes 5,000 shares available upon exercise of presently exercisable options or those exercisable within 60 days. Includes 1,000 shares of Common Stock held in a living trust (for which Mr. Cooper has sole voting power).

(4)
Includes 234,313 shares available upon exercise of presently exercisable options or those exercisable within 60 days. Includes 16,586 shares of Common Stock held by Mr. Dockser's wife, 121,628 shares of Common Stock held by the Dockser Family Foundation (for which Mr. Dockser has sole voting power) and 619 shares of Common Stock owned by CRI of which Messrs. Dockser and Willoughby are the sole shareholders.

(5)
Includes 2,000 shares available upon exercise of presently exercisable options or those exercisable within 60 days.

(6)
Includes 2,000 shares available upon exercise of presently exercisable options or those exercisable within 60 days.

(7)
Includes 5,000 shares available upon exercise of presently exercisable options or those exercisable within 60 days.

(8)
Includes 5,336 shares available upon exercise of presently exercisable options or those exercisable within 60 days.

(9)
Includes 5,249 shares available upon exercise of presently exercisable options or those exercisable within 60 days.

(10)
Includes 70,011 shares available upon exercise of presently exercisable options or those exercisable within 60 days and 50 shares of Common Stock held by Mr. Iannarone's father.

(11)
Includes 73,343 shares available upon exercise of presently exercisable options or those exercisable within 60 days.

(12)
Includes 51,122 shares available upon exercise of presently exercisable options or those exercisable within 60 days.

(13)
Includes 232,313 shares available upon exercise of presently exercisable options or those exercisable within 60 days. Includes 2,433 shares held by Mr. Willoughby's wife, 9,723 shares held by the estate of Ardice Willoughby, 2,591 shares held by Mr. Willoughby's father, 921 shares held by Mr. Willoughby's daughter and 619 shares owned by CRI of which Messrs. Dockser and Willoughby are the sole shareholders.

(14)
Based on a Schedule 13G filed for the period ended December 31, 2002 by Benson Associates, LLC, an investment advisor, reporting beneficial ownership of 959,220 shares for which they hold sole voting and investment power.

(15)
Includes 336,835 shares purchasable under a warrant.

(16)
Based on a Schedule 13G filed for the period ended December 31, 2002 by Private Management Group, Inc., an investment advisor, reporting beneficial ownership of 1,072,335 shares for which they hold sole voting and investment power.

(17)
Includes 1,022,522 shares of Common Stock available upon exercise of presently exercisable options and warrants or those exercisable within 60 days.

(18)
Includes 7,894 shares of Series G Preferred Stock held by Mr. Dockser's wife and 15,054 shares of Series G Preferred Stock held by the Dockser Family Foundation (for which Mr. Dockser has sole voting power).

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth certain information concerning compensation earned during the last three years by the then Chairman of the Board of Directors and each of the other four most highly compensated executive officers of the Company whose income exceeded $100,000 during the year ended December 31, 2002 (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

		Annual Compensation							Long Term Compensation
Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)			Other Annual Compensation $		Restricted Stock Awards ($)		Securities Underlying Options (#)	All Other Compensation ($)
William B. Dockser Chairman of the Board	2002 2001 2000	$357,500 324,750 324,500		$	— — —		$46,111	(1)	$	— — —	45,000 100,000 —		$308,045 1,634,474 —	(2) (3)
H. William Willoughby President and Secretary	2002 2001 2000	$357,500 324,750 324,500		$	— — —				$	— — —	45,000 100,000 —		$308,045 1,636,981 —	(2) (3)
David B. Iannarone Executive Vice President and Chief Operating Officer(9)	2002 2001 2000	$376,458 308,693 267,094			$130,000 108,323 149,738 —	(5) (5)				$49,875 — —	45,000 47,500 1,250	$	— 211,125 136,125	(4) (6)
Cynthia O. Azzara Senior Vice President, CFO and Treasurer	2002 2001 2000	$364,875 302,859 267,094			$126,000 104,990 149,738 —	(5) (5)				$49,875 — —	45,000 45,000 1,250	$	— 211,125 136,125	(4) (6)
Brian L. Hanson Senior Vice President	2002 2001 2000	$289,583 238,474 207,740	(7) (8)		$75,000 82,500 106,000	(7) (8)				$29,925 — —	40,000 30,000 1,250	$	— 60,000 211,750	(7) (8)

(1)
Paid on behalf of or reimbursed to Mr. Dockser for (i) professional services in the amount of $30,294, including estate planning and tax preparation, (ii) personal use of a company automobile in the amount of $12,323, and (iii) health insurance.

(2)
Includes deferred compensation of $308,045 paid in 2002 to each of Messrs. Dockser and Willoughby, which the Company agreed to pay for services performed in connection with the Merger. The deferred compensation amounts were paid solely from principal and interest received by the Company from CRI in connection with a note receivable acquired by the Company in the Merger

(3)
Includes a reorganization bonus of $350,000 paid to each of Messrs. Dockser and Willoughby in July 2001 pursuant to their respective Employment Agreements for the successful completion of the Chapter 11 reorganization of the Company and deferred compensation of $1,284,474 and $1,286,981 paid in 2001 to each of Messrs. Dockser and Willoughby, respectively, for the period October 1998 through December 2001, which the Company agreed to pay for services performed in connection with the Merger. The deferred compensation amounts were paid solely from principal and interest received by the Company from CRI in connection with a note receivable acquired by the Company in the Merger. As a result of the Company's Chapter 11 filing, these payments were temporarily suspended and, accordingly, were not paid by the Company to Messrs. Dockser and Willoughby until April 2001.

(4)
Includes final retention payments of $136,125 paid to each of Mr. Iannarone and Ms. Azzara in January 2001 pursuant to the Employee Retention Plan and a reorganization bonus of $75,000 paid to each of Mr. Iannarone and Ms. Azzara in July 2001 in connection with the successful completion of the Chapter 11 reorganization of the Company.

(5)
The $149,738 amount reflected in 2001 represents an annual bonus earned in 2000 for which payment was restricted, without the approval of the Company's creditors' and equity committees or by the Bankruptcy Court, until the successful completion of the Chapter 11 reorganization of the Company in April 2001.

(6)
Represents a retention payment paid in April 2000 pursuant to the Employee Retention Plan.

(7)
Includes compensation of $320,974 paid by CRIIMI MAE Services Limited Partnership ("CMSLP") throughout 2001 and a reorganization bonus of $60,000 paid in July 2001 in connection with the successful completion of the Chapter 11 reorganization of the Company.

(8)
Includes compensation of $313,740 paid by CMSLP throughout 2000 and long-term incentive payments of $105,875 and $105,875 paid in April 2000 and October 2000, respectively, pursuant to the CMSLP Long-Term Incentive Plan.

(9)
Mr. Iannarone was named Chief Operating Officer on January 23, 2003.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

Employment and Severance Agreements with Messrs. Dockser and Willoughby

        On June 29, 2001, the Company entered into an employment agreement with each of Messrs. Dockser and Willoughby replacing prior employment agreements with these individuals. Each of these Employment Agreements had a two-year term and provided for a minimum base salary of $325,000. Each of Messrs. Dockser and Willoughby's base salary was adjusted in 2002 by an amount equal to twenty percent (20%) of the previous fiscal year's base salary pursuant to the employment agreements. The employment agreements provided for Messrs. Dockser and Willoughby to receive certain severance and other benefits, upon a change of control, as defined in the employment agreements.

        In connection with the Company's January 2003 recapitalization, Messrs. Dockser and Willoughby each entered into a letter agreement providing for the termination of their employment agreements upon closing of the recapitalization and setting forth their severance payments and rights upon termination. Each of the letter agreements provides that the recapitalization will be treated as a "change in control" solely for the purposes of triggering the "Involuntary Resignation" provisions of their employment agreements. Upon closing of the recapitalization, each of Messrs. Dockser and Willoughby received severance payments totaling $935,000 and severance benefits valued at approximately $102,300 and $108,100, respectively. The severance payments consisted primarily of 18 months base salary and an amount equal to all bonuses paid during the term of their respective employment agreement. Severance benefits consist primarily of health insurance, office space and secretarial support. Additionally, all options, to the extent not exercisable, immediately became exercisable. Each of the letter agreements was approved by the Compensation and Stock Option Committee.

Employment Arrangement with Mr. Blattman

        The Compensation and Stock Option Committee is considering various alternatives with respect to the employment arrangement for Mr. Blattman, the current Chairman, CEO and President of the Company, including, but not limited to, entering into a management agreement with Brascan Real Estate Financial Partners LLC. The Compensation and Stock Option Committee may retain a compensation consultant to assist it with the structure and negotiation of any such employment or management arrangement with Mr. Blattman.

Employment Agreements with Messrs. Iannarone and Hanson and Ms. Azzara

        The Company is a party to employment agreements with each of Messrs. Iannarone and Hanson and Ms. Azzara. Each of these employment agreements has a two year term which term expires on July 25, 2003. These employment agreements provide for a minimum base salary of $325,000 for Mr. Iannarone, $315,000 for Ms. Azzara, and $250,000 for Mr. Hanson, such base salaries to be adjusted at least annually; provided, however, that each of such executive officers will be entitled to an annual automatic increase in an amount equal to no less than the greater of (a) twenty percent (20%) of the annual base salary in effect during the month immediately prior to the month in which the adjustment is to occur, or (b) the Consumer Price Index percentage increase set forth in each of these employment agreements (as such base salary may be increased, the "Base Salary"). These employment agreements also provide each of such executive officers with a guaranteed minimum bonus equal to one-third of each individual's Base Salary.

        Under these employment agreements, each of Messrs. Iannarone and Hanson and Ms. Azzara is entitled to severance payments in an amount equal to 18 months' Base Salary plus an amount equal to the greater of (a) the sum of such individual's retention payments and reorganization bonus (such retention payments and reorganization bonuses paid in connection with the Company's Chapter 11 reorganization), or (b) all discretionary bonuses and minimum bonuses earned by such individual prior to the termination of such individual's employment agreement, upon termination (i) due to death, (ii) without cause or due to permanent disability, (iii) upon an involuntary resignation for any of the reasons set forth in such individual's employment agreement, including a change of control (as defined in each of these employment agreements), and (iv) upon the failure to extend such individual's employment agreement upon terms and conditions similar to those in the employment agreements, if such individual voluntarily resigns his employment or is an employee of the Company on the second anniversary of such individual's employment agreement. In the event of an individual's termination within six months of a change of control (as defined in each of these employment agreements), all of such individual's options to acquire shares of the Company's Common Stock, to the extent not then exercisable, will become immediately exercisable.

        These employment agreements provide for indemnification of Messrs. Iannarone and Hanson and Ms. Azzara to the extent provided for in the Company's Charter and Bylaws.

Change In Control Arrangements

        See "STOCK PLANS—Amended 2001 Stock Plan" regarding the effects of a "change in control", as defined in the 2001 Stock Incentive Plan, on options and other share based awards.

EQUITY COMPENSATION PLAN INFORMATION

        The Company maintains the 2001 Stock Incentive Plan, as amended (the "Amended 2001 Stock Plan"), the Second Amended and Restated Stock Option Plan For Key Employees (the "Employee Stock Option Plan") and the 1996 Non Employee Director Stock Plan (the "Director Stock Plan").

        The following table gives information about equity awards under the referenced plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	1,015,952	$33.24	693,773
Equity compensation plans not approved by security holders	—	—	—

Total	1,015,952	$33.24	693,773

STOCK PLANS

Amended 2001 Stock Plan

Purpose

        The purpose of the Amended 2001 Stock Plan is to strengthen the Company by providing an incentive to the employees, officers, consultants and directors of the Company, as well as subsidiaries and affiliates of the Company, and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees (including future employees who have received a written offer of employment), officers, consultants and directors of the Company, as well as subsidiaries and affiliates of the Company, an added long-term incentive for high levels of performance and unusual efforts through the grant of Options, Restricted Stock, Performance Shares, and other Share based Awards. Capitalized terms used but not defined in this Proxy Statement shall have the meanings set forth in the Amended 2001 Stock Plan.

Administration

        The committee administering the Amended 2001 Stock Plan (the "Committee") shall consist of one or more Directors and may consist of the entire Board. If the Committee consists of less than the entire Board, then with respect to any Option or Award to an individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two Directors each of whom shall be a Nonemployee Director and to the extent necessary for any award under the Amended 2001 Stock Plan to qualify as performance-based compensation for the purposes of Section 162(m) of the Tax Code, the Committee shall consist of at least two Directors each of whom shall be an Outside Director.

        Each Option and Award granted under the Amended 2001 Stock Plan will be evidenced by an agreement that sets forth the terms of the grant. Under the Amended 2001 Stock Plan, the Committee has the authority to, among other things: (a) select the individuals to whom Options and Awards will be granted, (b) determine the type, size and the terms and conditions of Options and Awards, and (c) establish the terms for treatment of Options and Awards upon a termination of employment.

Shares Available for Issuance

        Under the Amended 2001 Stock Plan, the maximum number of Shares that may be made the subject of granted Options and Awards is 1,235,000, subject to adjustment, all of which may be granted pursuant to Incentive Stock Options. The maximum number of Shares with respect to which Options may be granted to any individual during any calendar year is 150,000, and the maximum number of Shares that may be subject to Awards of Performance Shares during any calendar year is 100,000. As of March 14, 2003, the number of shares of Common Stock underlying currently outstanding Options and Awards (for which restrictions have not lapsed) was 629,334. The number of shares of Common Stock issued upon exercises of Options and pursuant to Awards was 24,166, and the number of shares of Common Stock available for the grant of Options and Awards was 581,500.

Eligibility

        Employees (including future employees who have received a written offer of employment), officers, consultants and directors of the Company and its Subsidiaries and Affiliates are eligible to be granted Options, Restricted Stock, Performance Shares, and other Share based Awards.

Stock Options

        The per Share exercise price of an Option granted under the Amended 2001 Stock Plan will be determined by the Committee at the time of grant and set forth in the option agreement, provided that the purchase price per Share may not be less than 100% of the fair market value of the Common Stock at the date of grant. Each Option will be exercisable at such dates and in such installments as determined by the Committee. All outstanding Options will become fully exercisable upon a "Change in Control," as defined in the Amended 2001 Stock Plan, and an individual's Option agreement or employment agreement may provide for accelerated vesting upon the occurrence of other events or upon a "change in control" as it may be defined in such individual's Option agreement or employment agreement. In addition, the Committee reserves the authority to accelerate the exercisability of any Option at any time. Each Option terminates at the time determined by the Committee provided that the term of each Option generally may not exceed ten years. The Committee may accept the surrender of outstanding Options and may grant new Options in substitution for them.

Restricted Stock

        The Committee will determine the terms of each Restricted Stock Award at the time of grant, including the price, if any, to be paid by the grantee for the Restricted Stock, the restrictions placed on the Shares, and the time or times when the restrictions will lapse. Unless otherwise determined by the Committee, the grantee will have all the rights of a stockholder with respect to Shares of Restricted Stock, including the right to vote and receive dividends. In addition, at the time of grant, the Committee, in its discretion, may decide: (a) whether any deferred dividends will be held for the account of the grantee or deferred until the restrictions thereon lapse, (b) whether any deferred dividends will be reinvested in additional Shares of Common Stock or held in cash, and (c) whether interest will be accrued on any dividends not reinvested in additional Shares of Restricted Stock. Deferred dividends held in respect of Shares of Restricted Stock shall be forefeited if the related Shares are forfeited. Unless otherwise provided at the time of grant, the restrictions on the Restricted Stock will lapse upon a Change in Control. Further, an individual's Restricted Stock agreement or employment agreement may provide for the accelerated lapse of restrictions upon the occurrence of other events or upon a "change in control" as it may be defined in such individual's Restricted Stock agreement or employment agreement.

Performance Shares

        Performance Shares will be awarded as the Committee may determine, and the vesting of Performance Shares will be based upon specified performance objectives to be determined by the Committee among the following: revenue, funds from operations, cash flow from operations, net income, operating income, earnings per Share, Share price, pre-tax profits, net earnings, return on assets or equity, sales, market share, total Shareholder return, total Shareholder return relative to peers, or any combination of the foregoing. Performance objectives (and underlying business criteria, as applicable) may be in respect of: (a) the performance of the Company, (b) the performance of any of its Subsidiaries or Affiliates, (c) the performance of any of its divisions or segments, or (d) any combination thereof. Performance objectives may be absolute or relative (to prior performance of the

Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The performance objectives with respect to a performance cycle shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the performance cycle has elapsed or (y) the date which is ninety days after the commencement of the performance cycle, and in any event while the performance relating to the performance objectives remains substantially uncertain.

        Upon granting Performance Shares, or at any time thereafter, to the extent permitted under Section 162(m) of the Tax Code, the Committee may provide for the manner in which performance will be measured against the performance objectives (or may adjust the performance objectives), or include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary, unusual or nonrecurring gains and losses, the cumulative effect of accounting changes, acquisitions or divestitures or other corporate transactions, core process redesigns, structural changes/outsourcing, and foreign exchange impacts. The agreement evidencing the Award of Performance Shares will set forth the terms and conditions thereof, including those applicable in the event of the grantee's termination of employment. In the event of a Change in Control, unless otherwise determined by the Committee and set forth in the agreements evidencing specific Awards of Performance Shares, the restrictions on all Performance Shares will lapse. In addition, an individual's Performance Share agreement or employment agreement may provide for the accelerated lapse of restrictions upon the occurrence of death, disability, or a "change in control" as it may be defined in such individual's Performance Share agreement or employment agreement.

Other Share Based Awards

        The Committee may grant an Award of Shares to any individual eligible to receive Awards under the Amended 2001 Stock Plan, on such terms and conditions as the Committee may determine in its sole discretion.

Employee Stock Option Plan

        The purpose of the Company's Employee Stock Option Plan was to enhance the long-term profitability of the Company and shareholder value by offering incentives and rewards to those officers and other employees of the Company and its subsidiaries who were important to the Company's growth and success, and to encourage such officers and employees to remain in the service of the Company and its subsidiaries and to acquire and maintain stock ownership in the Company. As of June 30, 2002, options may no longer be granted under the Employee Stock Option Plan. As of March 14, 2003, 410,931 shares were subject to issuance under outstanding options. The Compensation and Stock Option Committee administers the Employee Stock Option Plan.

Director Stock Plan

        In September 2001, the Board amended the compensation to be provided to the Unaffiliated Directors. In connection with the approval of such amended compensation package, the annual grant of shares and options and the right to elect to receive shares or options in lieu of the directors' annual retainer under the Director Stock Plan were suspended indefinitely effective the first business day of January 2002. All share related compensation for Unaffiliated Directors is currently being provided under the Amended 2001 Stock Plan.

Option Grants in Last Fiscal Year

        The following table sets forth certain information concerning options granted to the Named Executive Officers during the year ended December 31, 2002:

	Common Shares Underlying Options Granted (#)		% of Total Options Granted to Employees In Fiscal Year		Exercise Price Per Share ($/Sh)		Expiration Date	Grant Date Present Value($)
William B. Dockser	18,642 26,358	(1) (1)	5.88 8.31	% %	$ $	7.00 7.00	1/23/2004 6/05/2012	$ $	91,323 129,123	(2) (2)
H. William Willoughby	18,642 26,358	(1) (1)	5.88 8.31	% %	$ $	7.00 7.00	1/23/2004 6/05/2012	$ $	91,323 129,123	(2) (2)
David B. Iannarone	45,000	(1)	14.20%			$7.00	6/05/2012		$220,446	(2)
Cynthia O. Azzara	45,000	(1)	14.20%			$7.00	6/05/2012		$220,446	(2)
Brian L Hanson	40,000	(1)	12.62%			$7.00	6/05/2012		$195,952	(2)

(1)
These options were granted on June 5, 2002. One third became exercisable on the date of grant, and one third becomes exercisable on each of the first and second anniversaries of the date of grant, provided that on January 23, 2003, pursuant to letter agreements entered into in connection with the January 2003 recapitalization, the options granted to Messrs. Dockser and Willoughby, to the extent not exercisable, became immediately exercisable.

(2)
These values are estimated on the date of grant using the Black-Scholes option pricing model, which produces a per option share value as of June 5, 2002, the grant date, of $4.8988 using the following principal assumptions: expected stock price volatility 89.0945%, risk-free rate of return of 4.2243%, dividend yield of 0% and expected life of 4.73 years. No adjustments have been made for forfeitures or non-transferability. The actual value, if any, that the executive officer will realize from these options will depend solely on the increase in the stock price over the option price when the options are exercised.

Aggregated Option Exercises in Fiscal Year 2002 and Year End 2002 Option Values

        The following table provides information concerning the exercise of options during the year ended December 31, 2002 for each of the Named Executive Officers.

	Shares of Common Stock Acquired on Exercise (#)	Value Realized ($)	Number of Shares of Common Stock Underlying Unexercised Options at FY-end (#) Exercisable/Unexercisable		Value of Unexercised In-the- Money Options at FY-end ($) Exercisable/Unexercisable(1)
William B. Dockser	—	$—	232,313	—	$811,550	$—
H. William Willoughby	—	$—	232,313	—	$811,550	$—
David B. Iannarone	—	$—	69,386	38,959	$272,370	$157,455
Cynthia O. Azzara	—	$—	72,718	38,959	$261,145	$157,455
Brian L. Hanson	—	$—	50,497	32,292	$183,982	$122,118

(1)
The value of the in-the-money options was determined by taking the difference between $10.19, the closing price of the shares of Common Stock on December 31, 2002, and the exercise price of each option.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company maintains its headquarters office in Rockville, Maryland. Pursuant to an administrative services agreement with CRI which was entered into in connection with the Merger (the "CRI Administrative Services Agreement"), CRI is obligated to provide the Company and its subsidiaries with certain administrative office, facility and other services, at cost, with respect to certain aspects of the Company's business. The Company intends to use the services provided under the CRI Administrative Services Agreement to the extent such services are not performed by the Company or provided by another service provider. The CRI Administrative Services Agreement is terminable on 30 days' notice at any time by the Company. The Company and its subsidiaries paid net charges under the CRI Administrative Services Agreement of $150,753 and $234,124 for the years ended December 31, 2002 and 2001, respectively. Mr. Dockser, a current director of the Company, is a director, executive officer and principal shareholder of CRI.

        Pursuant to an Investment Agreement, as amended (the "Investment Agreement"), between Brascan Real Estate Financial Investments LLC ("BREF Investments") and the Company, and concurrent with the refinancing of certain of the Company's debt (as contemplated by the Investment Agreement), on January 23, 2003 (a) Brascan Real Estate Finance Fund I L.P. ("BREF Fund") acquired, in a private transaction, 1,212,617 shares of Common Stock for a gross cash purchase price of $11.50 per share, or $13,945,095, (b) BREF Fund acquired, in a private transaction, a warrant (the "Warrant") to purchase, at its option, up to 336,835 additional shares of Common Stock (which amount may be adjusted pursuant to the terms of the Warrant), at any time prior to January 23, 2010, for a cash purchase price of $11.50 per share, (c) BREF Fund acquired $30,000,000 of aggregate principal amount of the Company's 15% Secured Subordinated Notes Due 2006 for a gross cash purchase price of $30,000,000, (d) Mr. Blattman, the managing member of Brascan Real Estate Financial Partners LLC ("BREF Partners") (BREF Partners owns 100% of the general partner of BREF Fund) became Chief Executive Officer, a director of the Company and the Chairman of the Board of the Company, (e) the size of the board of directors of the Company was increased from eight to nine members and (f) two individuals mutually acceptable to BREF Investments and the Company, Mark Jarrell and

Joshua Gillon, became directors of the Company (and such individuals became members of the Company's compensation and stock option committee). Pursuant to the Investment Agreement, two additional individuals mutually acceptable to BREF Investments and the Company, Arthur Haut and Jeffrey Blidner, have been nominated by the Company for election to the Board at the Annual Meeting, three individuals mutually acceptable to BREF Investments and the Company have been appointed as members of the Company's nominating and governance committee and, shortly after the Annual Meeting, three individuals mutually acceptable to BREF Investments and the Company will be appointed as members of the Company's audit committee. Mr. Blidner is a managing partner of Brascan Corporation and a Vice Chairman of Brascan Financial Corporation, each an affiliate of BREF Investments and BREF Fund. The Investment Agreement further provides that for so long as BREF Investments and its affiliates own 5% or more of all outstanding Common Stock (including any shares of Common Stock that may be acquired upon the exercise of the Warrant), the Company shall cause one nominee of BREF Investments to serve on the Company's Board, and for so long as BREF Investments and its affiliates own 8% or more of all outstanding Common Stock (including any shares of Common Stock that may be acquired upon the exercise of the Warrant), the Company shall cause the Company's Board to have two members who have been approved by BREF Investments (in addition to such BREF Investments nominee). In connection with arranging the concurrent repurchase financing with Bear Stearns & Co. Inc. used to refinance certain of the Company's debt, the Investment Agreement provides that BREF Investments will receive a quarterly maintenance fee of $434,000 through January 23, 2006. The Company paid BREF Investments and BREF Fund an aggregate $1,000,000 for expenses in connection with the transactions.

        The Investment Agreement also grants the Company an option to sell to BREF Investments (or its designee) up to $10,000,000 of aggregate principal amount of the Company's 20% Secured Subordinated Notes Due 2006 at par. At the time BREF Fund acquired the 15% Secured Subordinated Notes, BREF Investments was paid an origination fee of $200,000, equal to 0.50% of the $30,000,000 in subordinated debt it had acquired plus the additional $10,000,000 in subordinated debt that, at the Company's option, it may acquire.

        In connection with BREF Fund's acquisition of Common Stock (the "Purchased Shares") and the Warrant to purchase Common Stock (the "Warrant Shares"), the Company granted BREF Fund certain registration rights. The Company has agreed to indemnify BREF Fund and its affiliates against certain liabilities in connection with the registration of any of the Purchased Shares or the Warrant Shares.

        As contemplated by the Investment Agreement, the Company and BREF Fund entered into a Non-Competition Agreement pursuant to which BREF Fund (and its controlled affiliates) will not directly or indirectly compete with the Company prior to January 23, 2006 in certain specified areas of business. These specified areas of business ("Company Business") are consistent with those that the Company is permitted to conduct under the Senior Subordinated Secured Note Agreement relating to the Senior Secured Subordinated Notes acquired by BREF Fund and are generally described as (a) the acquisition, ownership and management of non-investment grade securities secured by pools of commercial and/or multifamily mortgage loans originated in anticipation of rated "conduit" securitizations, (b) the origination or purchase of commercial and/or multifamily mortgage loans in anticipation of pooling such loans for rated "conduit" securitization transactions, and the origination or purchase of certain mezzanine loans in connection with such mortgage loans, (c) the servicing of commercial and/or multifamily loans, and (d) the provision of commercial and/or multifamily mortgage loan due diligence services to third parties. Notwithstanding the agreement not to compete in these areas of business, BREF Fund, or a controlled affiliate of BREF Fund, may (v) sponsor collateral bond or loan obligations ("CBOs"), (w) include non-investment grade CMBS in such CBOs (and may purchase or acquire them for such inclusion), (x) own less than 10% of any class of stock of a public company engaged, directly or indirectly, in Company Business, (y) own less than 10% in value of any instrument of indebtedness of a public company engaged, directly or indirectly, in Company Business, and (z) own an entity that engages, directly or indirectly, in Company Business if such Company Business accounts for less than 10% of such entity's consolidated annual revenues.

        The Investment Agreement and all transactions contemplated by that Agreement were approved by the Special Committee, a Committee of the Board which was comprised of Unaffiliated Directors. Such directors were also disinterested.

        Mr. Lieberman, a current executive officer of the Company, was a consultant to BREF Fund in connection with BREF Fund's January 23, 2003 investment in the Company.

        BREF Fund or an affiliate of BREF Fund may engage, from time to time, in joint ventures, with the Company.

        The Compensation and Stock Option Committee is considering various alternatives with respect to the employment arrangement for Mr. Blattman as Chairman, CEO and President of the Company, including, but not limited to, entering into a management agreement with BREF Partners. The Compensation and Stock Option Committee may retain a compensation consultant to assist it with this compensation arrangement.

        Consistent with the Company's policy, all future non-material transactions between the Company and related parties will be approved by the Audit Committee and all material transactions between the Company and related parties will be approved by a majority of the Board's disinterested directors and will be on terms no less favorable than those which could have been obtained from unrelated third parties.

See EXECUTIVE COMPENSATION for additional relationships and related transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires each director and executive officer of the Company and each person who owns more than 10% of the Company's Common Stock to report to the SEC, by a specified date, his, her or its beneficial ownership of, and certain transactions in, the Company's Common Stock. Except as otherwise noted below, based solely on its review of Forms 3 and 4 and amendments thereto furnished to the Company, and written representations from certain reporting persons that no Form 5 was required for those persons, the Company believes that all directors, officers and beneficial owners of more than 10% of the Common Stock have filed on a timely basis Forms 3, 4 and 5 as required in the year ended December 31, 2002. A delinquent Form 5, as amended, was filed by William B. Dockser to report (a) the sale of shares of Common Stock held through indirect ownership by the William B. Dockser '59 Charitable Lead Annuity Trust and (b) the gift of shares of Common Stock, directly held by Mr. Dockser, to the Dockser Family Foundation. A delinquent Form 5 was filed by H. William Willoughby to report (a) an increase in the number of shares of Common Stock held through indirect ownership by his spouse and (b) the sale of shares of Common Stock held through indirect ownership by Mr. Willoughby's son.

PERFORMANCE GRAPH

        The following Performance Graph compares the cumulative total shareholder return on the Common Stock with the cumulative total shareholder return of the companies comprising (i) the S&P 500 Index and (ii) the NAREIT Mortgage Index, an industry index provided by the National Association of Real Estate Investment Trusts. The Performance Graph assumes an initial investment of $100 on December 31, 1997, and the reinvestment of all dividends paid thereafter with respect to such $100 investment, in each of (i) the Common Stock, (ii) the stock comprising the S&P 500 Index, and (iii) the stock comprising the NAREIT Mortgage Index.

	12/31/1997	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002
CRIIMI MAE	100.00	-74.61 25.39%	-58.93 10.43%	-51.40 5.07%	-42.26 2.93%	152.85 7.40%
S&P 500 Index	100.00	28.58 128.58%	21.04 155.63%	-9.13 141.42%	-11.83 124.70%	-22.10 97.14%
NAREIT Mortgage Index*	100.00	-29.22 70.78%	-33.22 47.27%	15.96 54.81%	77.34 97.20%	31.08 127.41%

*
The NAREIT Mortgage Index includes all real estate investment trusts ("REITs") listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System. During 2002, 20 REITs were included in the NAREIT Mortgage Index. The Company will provide to any shareholder upon request the names of the companies whose stock comprise the NAREIT Mortgage Index.

ITEM 2.—PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS

        The Company's financial statements for the fiscal year ended December 31, 2002 were audited by Ernst & Young LLP. The Audit Committee of the Board of Directors has selected Ernst & Young LLP to serve as independent accountants of the Company to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2003. Ernst & Young LLP has served the Company in this capacity since June 2002.

        On June 5, 2002, the Board of Directors, upon recommendation of the Audit Committee, selected Ernst & Young LLP as the Company's independent accountants for the Company's consolidated financial statements for the year ending on December 31, 2002. The Board, upon the recommendation of the Audit Committee, dismissed Arthur Andersen LLP ("Arthur Andersen") on May 8, 2002, effective as of May 14, 2002, when Arthur Andersen completed its audit of the December 31, 2001 financial statements of the CRIIMI MAE Management Inc. Retirement Plan.

        Except as noted below, Arthur Andersen's reports on the Company's consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. Arthur Andersen's report on the Company's consolidated financial statements for the year ended December 31, 2000 contained a qualified opinion about the Company's ability to continue as a going concern because of the Company's voluntary filing for relief under Chapter 11 of the Bankruptcy Code on October 5, 1998. The Company emerged from bankruptcy on April 17, 2001 and Arthur Andersen's subsequent report on the Company's consolidated financial statements for the year ended December 31, 2001 did not contain such qualifying opinion. Arthur Andersen's report on the Company's consolidated financial statements for the year ended December 31, 2001 referenced a change in (1) the Company's method of accounting for derivatives and (2) the method of accounting related to the recognition of special servicing fee revenue of CRIIMI MAE Services Limited Partnership, a wholly owned subsidiary of the Company.

        During the years ended December 31, 2001 and 2000 and through the date of dismissal, there were: (i) no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statements disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Company provided Arthur Andersen with a copy of the foregoing disclosures and Arthur Andersen submitted a letter, dated May 10, 2002, stating its agreement with such statements. These disclosures and Arthur Andersen's letter were filed with the SEC under Form 8-K on May 10, 2002.

        During the years ended December 31, 2001 and 2000 and the subsequent interim period through June 5, 2002, neither the Company nor anyone on its behalf consulted Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

        Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

        The ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2003 will require the affirmative vote of a majority of the votes duly cast by the holders of Common Stock.

Fees Paid to Ernst & Young LLP

        The following table shows all fees paid or accrued by the Company for the audit and other services provided by Ernst & Young LLP for the fiscal year ended December 31, 2002.

Audit Fees(1)(2)	$977,071
Other Fees(3)
Audit Related Fees(3)(4)	$88,722
Tax Related Fees(3)(5)	$1,059,730
Other	$0

(1)
Audit services of Ernst & Young LLP for 2002 consisted of the examination of the consolidated financial statements of the Company, quarterly reviews of financial statements and required statutory subsidiary audits.

(2)
Audit fees do not include $25,000 paid to Arthur Andersen, the Company's former independent accountant, in connection with the review of the Company's quarterly report for the quarter ended March 31, 2002.

(3)
The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence and has approved Ernst & Young LLP providing these services to the Company. Tax Related Fees include tax compliance, tax advice, and tax planning, as well as assistance with transactional tax issues.

(4)
Audit Related Fees includes benefit plan audit, attestation procedures performed in connection with the redemption of the Company's Series A and Series B Senior Secured Notes, and consultation on certain matters..

(5)
Tax Related Fees do not include $72,000 paid to Arthur Andersen for tax compliance.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

2004 STOCKHOLDER PROPOSALS AND NOMINATIONS

        The Company expects to hold its 2004 annual meeting of stockholders in May 2004. Stockholders of the Company may submit proposals that they believe should be voted upon at the 2004 annual meeting consistent with regulations of the Securities and Exchange Commission and the Company's Bylaws.

        Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the Company's 2004 proxy statement. Any such stockholder proposals must be submitted in writing to and received by the Secretary of the Company at 11200 Rockville Pike, Rockville, Maryland 20852 no later than December 10, 2003. The submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy statement.

        The Company's Bylaws set forth additional requirements and procedures regarding the submission by stockholders of proposals for consideration at the annual meeting outside of Rule 14a-8. The Bylaws also set forth the requirements and procedures for stockholders to nominate directors at the annual meeting. One requirement for a stockholder to submit a proposal or nominate a director at the annual meeting is to submit such nomination or proposal in writing to and received by the Secretary of the Company no earlier than the close of business on the 100th day and no later than the close of business on the 90th day prior to the first anniversary of the date of the notice of this year's annual stockholder meeting. The submission of a proposal or director nomination does not guarantee that it will be presented at the annual meeting.

        Stockholders may also recommend nominees for director to the Nominating and Governance Committee for consideration. In order to nominate a director candidate for consideration, the stockholder must submit the nomination in writing to the Secretary of the Company no later than December 10, 2003. The nomination must contain the information specified by the Company's Bylaws for stockholder director nominations. The submission of a stockholder director nomination to the Nominating and Governance Committee does not mean that the Nominating and Governance Committee will recommend such stockholder director nomination to the Board for consideration.

        Stockholders interested in submitting a proposal or director nomination are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable federal securities laws and the Company's Bylaws, as applicable.

OTHER MATTERS

        The Board of Directors know of no business that will be presented at the Annual Meeting other than as described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying Proxy will be voted: (a) FOR the election of the three nominees for Class III director; (b) FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2003; and (c) if any other business is properly presented at the Annual Meeting, the Proxy holders will vote thereon in accordance with their judgment.

DATED: April 8, 2003

ON BEHALF OF THE BOARD OF DIRECTORS
/s/ SUSAN B. RAILEY
Susan B. Railey Secretary

ANNEX A

CRIIMI MAE Inc. Board of Directors Governance Guidelines

1.    Election of Directors

        CRIIMI MAE Inc.'s board of directors is divided, as nearly equally as possible, into three classes, with the directors in each class elected for three year terms. At each Annual Meeting one class of directors is elected to serve until the third Annual Meeting following the Meeting at which they were elected and until their successors are elected.

2.    Director Qualifications

        The Company will have a majority of directors who meet the criteria for "independence" required by the New York Stock Exchange ("NYSE"). In order to qualify a director as independent, the Board of Directors will affirmatively determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).

        The Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the organizations with which they are affiliated, be selected based upon contributions they can make to the Board and management and be willing to represent the best interest of the Company and its shareholders.

3.    Director Responsibilities

        The basic responsibility of a director is to exercise his/her business judgment and act in what he/she reasonably believes to be in the best interests of the Company and its shareholders. In discharging that obligation, a director should be entitled to rely on the honesty and integrity of the Company's senior executives and the Company's outside advisers and auditors.

        Directors are expected to attend Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.

4.    Size of the Board

        The Board has set the number of directors at 9. This number may be increased or decreased by resolution adopted by a majority vote of directors in office at the time of the vote.

5.    Selection of New Directors

        The Nominating and Governance Committee, with direct input from the Chairman/CEO, will identify qualified individuals to become Board members. The Nominating and Governance Committee will make recommendations to the full Board for approval.

6.    Annual Performance Evaluation

Board Effectiveness Review

        The Board will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Nominating and Governance Committee will provide oversight of the evaluation of the Board. The Nominating and Governance Committee will receive comments from all directors and report to the Board with an assessment of the Board's performance and any recommendations following each such review. All directors are free to make suggestions on improvement of the Board's practices at any time and are encouraged to do so. The purpose of the review is to increase the effectiveness of the Board as a whole, not to discuss the performance of individual directors.

Director Evaluation

        The Nominating and Governance Committee will be responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics of prospective Board members as well as the composition of the Board as a whole. This assessment will include members' qualification as independent, as well as consideration of diversity, age, skills and experience in the context of the needs of the Board. The Board expects that the Nominating and Governance Committee will take action to effect changes in incumbent directors if, in the opinion of the Committee after discussion with the Chairman/CEO, such changes are deemed appropriate.

7.    Meetings of the Board

        The Board meets regularly on previously determined dates and conducts special meetings on the call of the Chairman/CEO, President or any 3 directors.

8.    Board Meeting Agendas

        The Chairman/CEO, EVP/Chief Operating Officer and Chief Financial Officer with the consultation of the chairman of the Board's non-management executive session will establish the agenda for each Board meeting. Board members are encouraged to suggest items for inclusion on the agenda.

9.    Board Materials Distributed in Advance

        The agenda for each meeting is provided to the directors in advance of the meeting together with written materials on certain matters to be presented for consideration. Management will endeavor to provide material that is concise and informative.

10.  Executive Sessions of Directors

        Non-management directors will meet regularly, and at a minimum after every Board meeting, in executive session without management participation. Such directors shall annually select a chairman for such executive sessions, and the Company shall disclose the name of such director in its annual proxy statement.

11.  Director Compensation

        The Board sets the level of compensation for directors, based on the recommendation of the Compensation and Stock Option Committee. Directors who are also current employees of the Company receive no additional compensation for service as directors.

        From time to time, the Compensation and Stock Option Committee reviews the amount and form of compensation paid to directors, taking into account the compensation paid to directors of other companies in its peer group and other large U.S. companies of similar size. The Committee's review may be conducted with the assistance of outside experts in the field of executive or director compensation.

12.  Directors Who Change Their Current Job Responsibilities

        A Director who changes the nature of the job he/she held when he/she was elected to the Board shall promptly notify the Chairman of the Nominating and Governance Committee of the change. This does not mean that such directors should necessarily leave the Board. There should, however, be an opportunity for the Board, via the Nominating and Governance Committee, to review the continued appropriateness of Board membership under these circumstances.

13.  Board Access to Senior Management and Independent Advisers

        Board members have complete access to the Company's senior management and its independent advisers. It is assumed that Board members will use judgment to be sure that such contact with senior management and the Company's independent advisers is not distracting to the business operations of the Company and that the Chairman/CEO will be advised of any such contact.

14.  Chairman/CEO Certification

        The Chairman/CEO will certify annually that the Company has established and complied with procedures for verifying the accuracy and completeness of information provided to investors and that he has no reasonable cause to believe that the information provided to investors is not accurate and complete. The Chairman/CEO will also certify that he has reviewed with the Board these procedures and the Company's compliance with them.

        The Chairman/CEO will certify annually that he is not aware of any violations by the Company of NYSE listing standards.

15.  Regular Attendance of Nondirectors at Board Meetings

        The Board believes it is important for directors to know the Company's key senior officers. The Chairman/CEO will designate key members of senior management to regularly attend meetings of the Board.

16.  Board Committees

        The Board establishes committees to assist the Board in overseeing the affairs of the Company.

        The Board will have, at a minimum, the following three standing Committees: Audit, Nominating and Governance and Compensation and Stock Option.

        The Audit, Nominating and Governance and Compensation and Stock Option Committees will each have its own charter in compliance with the NYSE requirements. The charter will set forth the purpose and responsibilities of each Committee.

        The Board may choose to form a new committee or disband a current committee (other than the Audit, Nominating and Governance Committee or Compensation and Stock Option Committee) depending upon circumstance.

17.  Committee Agendas

        The Chair of each Committee, in consultation with Committee members and appropriate members of management, shall determine Committee agendas. The Committee Chair will also determine the length and frequency of Committee meetings consistent with any applicable requirements set forth in the Committee's charter, statute, NYSE rules, the Company's bylaws or articles of incorporation.

18.  Membership of Board Committees

        The Nominating and Governance Committee, in consultation with the Chairman/CEO, and in consideration of the wishes of the individual directors, recommends to the full Board the membership of each Committee.

        The Audit, Nominating and Governance and Compensation and Stock Option Committees are each comprised entirely of "independent" directors as defined by the NYSE.

19.  Service on Multiple Audit Committees

        If an Audit Committee member simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Company's Audit Committee and will disclose such determination in the Company's annual proxy statement.

20.  Committee Materials

        The agenda for each Committee meeting is provided in advance of the meeting. As a general rule, written materials are provided in advance on certain matters to be presented for consideration.

21.  Rotation of Committee Assignments

        The Board believes the Committee assignments should be based on the director's knowledge, interests and areas of expertise. The Board believes experience and continuity are more important than rotation and that Board members should only be rotated among different Committee assignments if rotation is likely to improve Committee performance or facilitate the work of the Committee.

22.  Formal Evaluation of Chairman/CEO

        The Compensation and Stock Option Committee annually reviews and evaluates the performance of the CEO. The review is based upon objective criteria, including the performance of the business and accomplishments of objectives previously established in consultation with the Chairman/CEO.

        The Compensation and Stock Option Committee Chairman reports to the Board on the evaluation in Executive Session.

        The results of the review and evaluation are communicated to the Chairman/CEO by the Chairman of the Compensation and Stock Option Committee and are used by that Committee and the Board when considering the compensation of the Chairman/CEO.

23.  Management Development and Succession Planning

        The Chairman/CEO reports regularly to the Board on management development and succession planning. As part of this review, the Chairman/CEO advises the Board as to his recommendation for a successor should he unexpectedly become unable to perform his duties due to death, disability or other circumstance.

24.  External Communication

        The Chairman/CEO, EVP/Chief Operating Officer, Chief Financial Officer, Senior Vice President/Chief Portfolio Risk Officer and Vice President of Investor Services are responsible for communication with the media, financial community or other external entities pertaining to the affairs of the Company.

25.  Director Orientation and Continuing Education

        Each new non-management director will participate in the Company's orientation program, which is conducted as soon as practicable after a new director is elected to the Board. This orientation will include presentations by senior management to familiarize new directors with the Company's strategic plans; its significant financial, accounting and risk management issues; its compliance programs; its Code of Business Conduct and Ethics and Board of Directors Governance Guidelines; and its principal officers. All other directors will be invited to attend the orientation program.

26.  Code of Business Conduct and Ethics

        The Company has adopted and will disclose its Code of Business Conduct and Ethics for directors, officers and employees. The Board or a Board Committee shall approve all waivers of the Code of Business Conduct and Ethics for executive officers and directors and all waivers shall be disclosed to shareholders.

27.  Shareholder Approval of Equity-Based Compensation Plans

        Shareholders will have the opportunity to vote on all stock option plans, except employment-inducement options, option plans acquired through mergers and tax-qualified plans such as ESOPs and 401(k)'s. Brokers may vote customer shares on proposals for such plans only pursuant to customer instruction.

28.  Web Site Posting

        The Board of Directors Governance Guidelines, the charters for the Audit, Nominating and Governance and Compensation and Stock Option Committees, and the Company's Code of Business Conduct and Ethics shall be posted on the Company's Web site.

ANNEX B

AMENDED AND RESTATED
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF CRIIMI MAE INC.

        This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and investigations and studies of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of CRIIMI MAE Inc., a Maryland corporation (the "Company").

I.    PURPOSE

        The Committee has been established to: (a) assist the Board in its oversight responsibilities regarding (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent accountant's qualifications and independence and (4) the performance of the Company's internal audit function; (b) prepare the report required by the U.S. Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual proxy statement; (c) retain and terminate the Company's independent accountant; (d) approve audit and non-audit services to be performed by the independent accountant; and (e) perform such other functions as the Board may from time to time assign to the Committee. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board, the independent accountant, the internal auditors and management of the Company.

II.    COMPOSITION

        The Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be "independent directors," as such term is defined in the rules and regulations of the SEC and The New York Stock Exchange ("NYSE"); provided, however, that any person who is a director, officer or employee of C.R.I., Inc., a Delaware corporation shall not be deemed to be an "independent director". The members of the Committee and the Chairperson shall be selected annually by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Company are traded. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise and be designated an "audit committee financial expert," as such term is defined in the rules and regulations of the SEC (and such "audit committee financial expert" requirement shall be effective as of June 1, 2003). Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer, the lead partner of the independent accountant and the manager of the internal audit.

        Except for Board and Committee fees, a member of the Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC and the NYSE. In addition, no member of the Committee may be an affiliated person of the Company or any of its subsidiaries. Members of the Committee may receive their Board and Committee fees in cash, Company stock or options or other in-kind consideration as determined by the Board or the Compensation and Stock Option Committee, as applicable, in addition to all other benefits that other directors of the Company receive. No director may serve on the Committee, without the approval of the Board, if such director simultaneously serves on the audit committee of more than three public companies.

III.  MEETING REQUIREMENTS

        The Committee shall meet as necessary, but at least four times each year, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company's bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

        The Committee may ask members of management, employees, outside counsel, the independent accountant or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

        The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee's actions to the Board from time to time (but at least once each year) as requested by the Board.

        As part of its responsibility to foster free and open communication, the Committee should meet periodically with management, the internal auditors and the independent accountant in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or at least its Chairperson should meet with the independent accountant and management quarterly to review the Company's financial statements prior to their public release consistent with the provisions set forth below in Section IV. The Committee may also meet from time to time with the Company's investment bankers, investor relations professionals and financial analysts who follow the Company.

IV.  COMMITTEE RESPONSIBILITIES

        In carrying out its responsibilities, the Committee's policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so as to ensure the Company remains in compliance with applicable legal and regulatory requirements. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

        A.    Oversight of the Financial Reporting Processes

    1.
    In consultation with the independent accountant and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

    2.
    Review and approve all non-material related-party transactions.

    3.
    Consider the independent accountant's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Consider alternative accounting principles and estimates.

    4.
    Annually review major issues regarding the Company's auditing and accounting principles and practices and its presentation of financial statements, including the adequacy of internal controls and special audit steps adopted in light of material internal control deficiencies.

    5.
    Discuss with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas of oversight applicable to the legal and compliance area as may be appropriate.

    6.
    Meet at least quarterly with the chief financial officer, the internal auditors and the independent accountant in separate executive sessions.

    7.
    Review all analyst reports and press articles about the Company's accounting and disclosure practices and principles.

    8.
    Review all analyses prepared by management and the independent accountant of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any analysis of the effect of alternative generally accepted accounting principle ("GAAP") methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

    9.
    Review with management and the independent accountant the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

        B.    Review of Documents and Reports

    1.
    Review and discuss with management and the independent accountant the Company's annual audited financial statements and quarterly financial statements (including disclosures under the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operation") and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountant, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent accountant and legal counsel are satisfied with the disclosure and content of such documents. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of audit adjustments (whether or not recorded) and any such other inquires as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited consolidated financial statements in the Company's annual report on Form 10-K.

    2.
    Review and discuss with management and the independent accountant earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss in advance each earnings release but should generally discuss the types of information to be disclosed and the type of presentation to be made in any earnings release or guidance.

    3.
    Review the regular internal reports to management prepared by the internal auditors and management's response thereto.

    4.
    Review reports from management, the internal auditors and the independent accountant on the Company's subsidiaries and affiliates, compliance with the Company's code(s) of conduct, applicable law and insider and related party transactions.

    5.
    Review with management and the independent accountant any correspondence with regulators or government agencies, any employee complaints and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

    6.
    Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

    7.
    Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

    8.
    Review any restatements of financial statements that have occurred or were recommended. Review the restatements made by other clients of the independent accountant.

        C.    Independent Accountant Matters

    1.
    Interview and retain the Company's independent accountant, considering the accounting firm's independence and effectiveness and approve the engagement fees and other compensation to be paid to the independent accountant.

    2.
    On an annual basis, the Committee shall evaluate the independent accountant's qualifications, performance and independence. To assist in this undertaking, the Committee shall require the independent accountant to submit a report (which report shall be reviewed by the Committee) describing (a) the independent accountant's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm or by any inquiry or investigations by governmental or professional authorities (within the preceding five years) respecting one or more independent audits carried out by the independent accountant, and any steps taken to deal with any such issues and (c) all relationships the independent accountant has with the Company and relevant third parties to determine the independent accountant's independence. In making its determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountant, but also consulting, legal, information technology services and other professional services rendered by the independent accountant and its affiliates. The Committee shall also consider whether the provision of any of these non-audit services is compatible with the independence standards under the guidelines of the SEC and of the Independence Standards Board and shall approve in advance any non-audit services to be provided by the independent accountant.

    3.
    Review on an annual basis the experience and qualifications of the senior members of the audit team. Discuss the knowledge and experience of the independent accountant and the senior members of the audit team with respect to the Company's industry. The Committee shall ensure the regular rotation of the lead audit partner and audit review partner as required by law and consider whether there should be a periodic rotation of the Company's independent accountant.

    4.
    Review the performance of the independent accountant and terminate the independent accountant when circumstances warrant.

    5.
    Establish and periodically review the Company's hiring policies for employees or former employees of the independent accountant.

    6.
    Review with the independent accountant any problems or difficulties the auditor may have encountered and any "management" or "internal control" letter provided by the independent accountant and the Company's response to that letter. Such review should include:

    (a)
    any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any disagreements with management;

    (b)
    any accounting adjustments that were proposed by the independent accountant that were not agreed to by the Company;

    (c)
    communications between the independent accountant and its national office regarding any issues on which it was consulted by the audit team and matters of audit quality and consistency;

    (d)
    any changes required in the planned scope of the internal audit; and

    (e)
    the responsibilities, budget and staffing of the Company's internal audit function.
    7.
    Communicate with the independent accountant regarding (a) alternative treatments of financial information within the parameters of GAAP, (b) critical accounting policies and practices to be used in preparing the audit report and (c) such other matters as the SEC and the NYSE may direct by rule or regulation.

    8.
    Periodically consult with the independent accountant out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

    9.
    Oversee the independent accountant relationship by discussing with the independent accountant the nature and rigor of the audit process, receiving and reviewing audit reports and ensuring that the independent accountant has full access to the Committee (and the Board) to report on any and all appropriate matters.

    10.
    Discuss with the independent accountant prior to the audit the general planning and staffing of the audit.

    11.
    Obtain a representation from the independent accountant that Section 10A (Audit Requirements) of the Securities Exchange Act of 1934 has been followed.

        D.    Internal Audit Control Matters

    1.
    Discuss with management policies with respect to risk assessment and risk management. Although it is management's duty to assess and manage the Company's exposure to risk, the Committee should discuss guidelines and policies to govern the process by which risk assessment and management is handled and review the steps management has taken to monitor and control the Company's risk exposure.

    2.
    Establish regular and separate systems of reporting to the Committee by each of management, the independent accountant and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

    3.
    Following completion of the annual audit, review separately with each of management, the independent accountant and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

    4.
    Review with the independent accountant, the internal auditors and management the extent to which changes or improvements in financial or accounting practices have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

    5.
    Advise the Board about the Company's policies and procedures for compliance with applicable laws and regulations and the Company's code(s) of conduct.

    6.
    Establish procedures for receiving accounting complaints and concerns and anonymous submissions from employees and others regarding questionable accounting matters.

    7.
    Periodically discuss with the chief executive officer and chief financial officer (a) significant deficiencies in the design or operation of the internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data and (b) any fraud that involves management or other employees who have a significant role in the Company's internal controls.

    8.
    Ensure that no officer, director or any person acting under their direction fraudulently influences, coerces, manipulates or misleads the independent accountant for purposes of rendering the Company's financial statements materially misleading.

    9.
    Take appropriate action in response to reports by counsel of any material violation of securities laws or breach of fiduciary duty or similar violation by the Company, as required by the rules and regulations of the SEC.

        E.    Evaluation of Internal Auditors

    1.
    Review activities, organizational structure and qualifications of the internal auditors.

    2.
    Review and concur in the appointment, replacement, reassignment or dismissal of the manager of internal auditing.

    3.
    Consider and review with management and the manager of internal auditing:

    (a)
    significant findings during the year and management's responses thereto;

    (b)
    any difficulties encountered in the course of internal audits, including any restrictions on the scope of the internal auditors' work or access to required information;

    (c)
    any changes required in the planned scope of the internal auditors' audit plan;

    (d)
    the internal auditors' budget and staffing; and

    (e)
    the internal auditors' compliance with The Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountant.

V.    ANNUAL EVALUATION PROCEDURES

        The Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for review and approval, including information provided therewith, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.

VI.  INVESTIGATIONS AND STUDIES

        The Committee shall have the authority and sufficient funding to retain special legal, accounting or other consultants (without seeking Board approval) to advise the Committee. The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies. The Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other consultants.

VII. MISCELLANEOUS

        Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments hereto, shall be displayed on the Company's web site and a printed copy of such shall be made available to any shareholder of the Company who requests it.

Approved by the Board of Directors on March 26, 2003.

PROXY

CRIIMI MAE INC. ANNUAL MEETING OF STOCKHOLDERS MAY 15, 2003

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned holder(s) of Common Stock of CRIIMI MAE Inc., a Maryland corporation (the "Company"), hereby acknowledge(s) receipt of the Proxy Statement and the Notice of the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on May 15, 2003, at 10:00 a.m., local time, at the Doubletree Hotel, 1750 Rockville Pike, Rockville, Maryland 20852, and hereby further revokes all previous proxies and appoints Barry S. Blattman and Susan B. Railey, and each of them, as proxies of the undersigned, as designated on this card, to vote all shares of stock of the Company that the undersigned is entitled to vote with full power of substitution to represent the undersigned and to vote for and in the name of the undersigned, at the Annual Meeting and any adjournment or postponement thereof with the same effect as if the undersigned were present, for the following purposes:

        Please mark
        your votes as ☒
        indicated in
        this example

ITEM 1.	Election of Class III Directors: The election of the following persons as directors of the Company, as provided in the Company's Proxy Statement: Robert J. Merrick Jeffrey N. Blidner Arthur N. Haut	FOR the nominees listed (except as marked the contrary) ☐	WITHHOLD authority to vote for the to nominees listed ☐
Instruction: To withhold your vote from any of the nominees, write the name of the nominee or nominees on the line below:

ITEM 2.	To ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2003.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proxy-1

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND AS PROVIDED FOR IN THE PROXY STATEMENT REGARDING THE OTHER PROPOSALS AND AS THE NAMED PROXIES DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF

YOUR VOTE IS IMPORTANT TO THE COMPANY.

PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature(s)                                                  , Signature, if held jointly                                                   Date                         , 2003 (Please sign exactly as your name appears on your stock certificate.) When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by President or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

        Certain shareholders who hold their shares in "street name" and live in the same household may receive only one copy of this Proxy Statement. This practice is known as "householding." If you hold your shares in "street name" and would like additional copies of these materials, please contact your broker. If you receive multiple copies and would prefer to receive only one, please contact your broker as well. CRIIMI MAE does not currently use householding for record holders and will send notice to record holders before using householding, giving record holders the opportunity to continue to receive multiple copies in the same household.

Proxy-2

QuickLinks

CRIIMI MAE INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 15, 2003
VOTING SECURITIES
  ITEM 1.—ELECTION OF THREE CLASS III DIRECTORS
INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
CORPORATE GOVERNANCE AND RELATED MATTERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SUMMARY COMPENSATION TABLE
  ITEM 2.—PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS
ANNEX A CRIIMI MAE Inc. Board of Directors Governance Guidelines
ANNEX B AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF CRIIMI MAE INC.